UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

CAZADOR ACQUISITION CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

BBVA Building, P1

254 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (zip code)

Tel: (787) 993-9650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events

On June 13, 2012, Cazador Acquisition Corporation Ltd. (the “Company”) and Net Element, Inc, a Delaware company (“Net Element”) provided supplemental information regarding the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") between the Company and Net Element in connection with a joint presentation to investors. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of information under this Item 7.01 is not intended to constitute a determination by the Company that the information contained herein (including Exhibit 99.1 hereto) is material or that the dissemination of such information is required by Regulation FD.

Disclaimer

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed merger between the Company and Net Element, and subject to the terms and conditions of the Merger Agreement, Net Element will merge (the "Merger") with and into the Company, resulting in Net Element ceasing to exist and the Company continuing as the surviving company in the Merger (the "Surviving Company"). The Company and Net Element have prepared and filed with the SEC a joint proxy statement/prospectus (which will be included in the Registration Statement). When completed, a definitive joint proxy statement/prospectus and a form of proxy will be mailed to the stockholders of the Company and the stockholders of Net Element. Before making any voting decision, stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety because it will contain important information about the proposed Merger. Stockholders will be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available through the SEC's website at http://www.sec.gov.

Forward-Looking Statements

This report contains forward-looking statements that reflect the Company's and Net Element’s current beliefs, expectations or intentions regarding future events. Any statements contained in this report that are not statements of historical fact may be deemed forward-looking statements. Words such as "may," "will," "could," "should," "expect," "proposed," "contemplated," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's and Net Element’s expectations with respect to the Surviving Company's plans, objectives, expectations and intentions with respect to future operations; approval and adoption of the Merger Agreement by the requisite number of stockholders; the satisfaction of closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and Net Element and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the Merger to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated Merger, including the risk that required stockholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the Merger on the markets for the Surviving Company's products and services; (vi) the employees of the Company and Net Element not being combined and integrated successfully; (vii) operating costs and business disruption following the Merger, including adverse effects on employee retention and on the Company’s and Net Element’s business relationships with third parties; (viii) the inability of the Surviving Company following the closing of the Merger to meet Nasdaq's listing requirements; and (ix) the future performance of the Surviving Company following the closing of the Merger. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by each of the Company and Net Element with the SEC. Each of the Company and Net Element anticipate that subsequent events and developments may cause their views and expectations to change. Neither the Company nor Element assumes any obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

The Company and Net Element and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company's directors and executive officers is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Information about Net Element's directors and executive officers is set forth in Net Element's annual report on Form 10-K for the fiscal year ended December 31, 2011. Additional information regarding the interests of such potential participants in the Merger, which may be different than those of the Company's stockholders and/or Net Element's stockholders generally, will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAZADOR ACQUISITION CORPORATION LTD.

By:	/s/ Francesco Piovanetti
Name: Title:	Francesco Piovanetti Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President

Date: June 13, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Slides